*LEAS1006*


                                                                   Exhibit 10.22


                           LETTER OF CREDIT AGREEMENT

THIS LETTER OF CREDIT AGREEMENT, dated 2/8/02 ("AGREEMENT"), between Terayon Communication Systems, Inc. a corporation organized and existing under the laws of the state of Delaware ("LESSEE"), and General Electric Capital Corporation, a Delaware corporation (together with its successors and assigns, if any, "LESSOR").

                                    RECITALS:

     WHEREAS, Lessee desires to lease from Lessor certain equipment or other property (collectively, "EQUIPMENT") pursuant to an Aircraft Lease Agreement dated as of 2/8/02 (said Aircraft Lease Agreement together with all present and future schedules thereto, as the same may be from time to time extended, amended, restated or otherwise modified, being hereinafter collectively referred to as the "LEASE"); and

     WHEREAS, Lessor is unwilling to lease the Equipment to Lessee unless and until Lessee provides Lessor with certain additional assurances in the form of a letter of credit as hereinafter described;

     NOW, THEREFORE, in consideration of the above premises and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. Concurrently with the execution of this Agreement. Lessee shall, at its sole cost and expense and as additional security for the prompt payment and performance of all of its obligations (whether now existing or hereafter arising) under the Lease, deliver or cause to be delivered to Lessor an irrevocable standby letter of credit ("LETTER OF CREDIT") which shall be (i) in the amount of SIX MILLION AND 00/100 US Dollars (US $6,000,000.00), (ii) issued by a bank which is acceptable to Lessor in its sole discretion, (iii) substantially in the form of Exhibit A attached hereto (or in such other form as may be acceptable to Lessor in its sole discretion), and (iv) for an initial term of one year with automatic annual renewals thereafter (without amendment except for extension of the then current expiry date by an additional year) until Lessee has received written notice from Lessor to the effect that the Letter of Credit is being released in its entirety. After all of Lessee's obligations under the Lease have been indefeasibly paid and performed in full, Lessor shall, upon the request of Lessee, release the Letter of Credit and provide Lessee with a written notice to that effect.

     2. Lessee shall be in default under this Agreement and the Lease if for any reason whatsoever: (a) Lessor fails to receive the Letter of Credit in the time and manner required herein; (b) the Letter of Credit is not automatically renewed as required in Section 1 hereof at least thirty (30) days prior to the expiry of such Letter of Credit; (c) Lessor receives any notice to the effect that the Letter of Credit will not be automatically renewed as required herein; or (d) Lessee otherwise breaches any of its obligations hereunder; or (e) Issuer fails to comply with any terms, agreements or conditions of any Letter of Credit. The foregoing events of default are in addition to, not in lieu of, those set forth in the Lease.

     3. Upon the occurrence of any default under this Agreement or the Lease, or upon the filing of any petition by or against Lessee under any bankruptcy, insolvency or similar laws, then in any such event and at any time thereafter Lessor shall have the right, with or without notice to or demand upon Lessee, to draw upon the Letter of Credit, by presenting to the issuer one or more sight drafts and any other necessary documents, and to receive (in a lump sum or in several sums from time to time at the sole discretion of Lessor) and retain an amount not to exceed, in the aggregate, that available under the Letter of Credit.

     4. If Lessor draws on the Letter of Credit, the proceeds received by Lessor therefrom shall be applied: first, towards costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lessor in connection with such draw or in otherwise enforcing its rights and remedies hereunder; second, towards any rent or other sums of any kind then due and unpaid by Debtor under the Lease; and third, at Lessor's option either (i) towards the Stipulated Loss Value calculated as provided in the Lease or (ii) Lessor may hold any such proceeds as additional security (commingled with its own funds and without any need to pay interest or income thereon) for any further obligations of Lessee under the Lease, including, without limitation, any rent or other sums of any kind that may become due under the Lease and/or the Stipulated Loss Value calculated as provided in the Lease. Once all obligations of Lessee under the Lease have been indefeasibly paid and performed in full, any remaining excess proceeds from the Letter of Credit shall be remitted by Lessor to Lessee. In any event, Lessee shall remain liable for any deficiency under the Lease.

     5. Lessor's rights and remedies under this Agreement (including, without limitation, the right to draw upon the Letter of Credit), the Lease or otherwise are cumulative and may be exercised singularly or concurrently. Neither any failure nor delay on the part of Lessor to draw upon the Letter of Credit or to exercise any other rights or remedies shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy howsoever arising. Under no circumstances shall Lessor be deemed or construed to have waived its right to draw upon the Letter of Credit or to exercise any of its other rights or remedies unless such waiver is in writing and executed by a duly authorized representative of Lessor. A waiver of any right or remedy on any one occasion shall not operate as a waiver of such right or remedy on any future occasion or as a waiver of any other right or remedy.

     6. LESSEE AND LESSOR HEREBY UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, THE LETTER OF CREDIT, THE LEASE, ANY DOCUMENTS RELATING HERETO OR THERETO, ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION,

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CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW
AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LETTER OF CREDIT, THE LEASE OR ANY DOCUMENTS RELATING HERETO OR THERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

     7. Any notices to be given in connection herewith shall be delivered in the manner contemplated by the Lease. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior understandings (whether written, verbal, implied or otherwise) with respect thereto. None of the terms hereof may be amended, waived or otherwise modified except pursuant to a written instrument duly executed by the party to be charged. Lessor may assign its rights hereunder at any time, but Lessee may not do so without the prior written consent of Lessor. This Agreement shall be binding upon, and shall inure to the benefit of, Lessor, Lessee, and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, Lessee and Lessor have caused their duly authorized representatives to execute and deliver this Agreement on the year and day first above written.

LESSOR:                                     LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION        TERAYON COMMUNICATIONS SYSTEMS, INC.

By: /s/Leah A. Smith                        By:  /s/ZAKI RAKIB
   _____________________                       ________________________________

Name: Leah A. Smith                         Name: ZAKI RAKIB
     ___________________                         ______________________________

Title: Senior Risk Manager                  Title: CEO
      __________________                          ___________________________
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JPMorganChase Bank              [JPMORGAN LOGO]
Global Trade Services

                                   Exhibit A

           ADVISING BANK                         APPLICANT:
***************DIRECT**************     TERAYON COMMUNICATIONS SYSTEMS, INC.
                                        2952 BUNKER HILL LANE
                                        SANTA CLARA, CA. 95054



            BENEFICIARY
GENERAL ELECTRIC CAPITAL                AMOUNT: USD 6,000,000.00
CORPORATION, A DELAWARE CORPORATION     (SIX MILLION AND 00/100
44 OLD RIDGEBURY ROAD                   UNITED STATES DOLLARS)
DANBURY, CONNECTICUT 06810/5105


GENTLEMEN:

WE HEREBY ISSUE OUR IRREVOCABLE LETTER OF CREDIT NO. T-222114 IN FAVOR OF GENERAL ELECTRIC CAPITAL CORPORATION, A DELAWARE CORPORATION ("GECC"), FOR THE ACCOUNT OF TERAYON COMMUNICATIONS SYSTEMS, INC. ("CUSTOMER")

WE UNDERTAKE TO HONOR FROM TIME TO TIME YOUR DRAFT OR DRAFTS AT SIGHT ON US NOT EXCEEDING IN THE AGGREGATE SIX MILLION AND NO/100 UNITED STATES DOLLARS (USD6,000,000.00). ALL DRAFTS HEREUNDER MUST BE MARKED "DRAWN UNDER IRREVOCABLE LETTER OF CREDIT NO. T-222114, DATED FEBRUARY 11, 2002", AND MUST BE ACCOMPANIED BY A TYPEWRITTEN STATEMENT FROM GECC STATING THAT: "(I) THE AMOUNT OF THE ACCOMPANYING DRAFT IS DUE AND OWING BY CUSTOMER TO GECC, (II) A PETITION HAS BEEN FILED BY OR AGAINST CUSTOMER UNDER A BANKRUPTCY,
INSOLVENCY OR SIMILAR LAW, OR (III) GECC HAS RECEIVED A NOTICE FROM THE ISSUER TO THE EFFECT THAT LETTER OF CREDIT NO. T-222114 WILL NOT BE AUTOMATICALLY RENEWED OR EXTENDED.

PRESENTATION OR DRAFTS DRAWN HEREUNDER, TOGETHER WITH THE REQUIRED STATEMENT, MAY BE MADE AT ANY TIME ON OR BEFORE THE EXPIRY DATE HEREOF AT OUR OFFICES LOCATED AT JPMORGAN TREASURY SERVICES, ATTN: STANDBY LETTER OF CREDIT DEPT, 4TH FLOOR, 10420 HIGHLAND MANOR DRIVE, TAMPA, FLORIDA 33610 DRAFTS PRESENTED ON OR BEFORE NOON OF ANY DAY OTHER THAN A SATURDAY, SUNDAY, OR OTHER DAY ON WHICH ALL COMMERCIAL BANKS IN NEW YORK CITY, NEW YORK ARE AUTHORIZED OR REQUIRED TO BE CLOSED ("BANKING DAY") SHALL RESULT IN PAYMENT TO GECC ON THE NEXT BANKING DAY. DRAFTS PRESENTED AFTER NOON ON ANY DAY OTHER THAN A BANKING DAY, SHALL
RESULT IN PAYMENT TO GECC ON THE SECOND SUCCEEDING BANKING DAY.

THIS LETTER OF CREDIT IS VALID THROUGH AND INCLUDING FEBRUARY 11, 2002.

THIS IRREVOCABLE LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL ONE YEAR PERIODS FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 60 DAYS PRIOR TO SUCH DATE WE SEND YOU NOTICE IN WRITING BY COURIER SERVICES AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD. HOWEVER IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND THE FINAL EXPIRY DATE OF JANUARY 31, 2007. UPON SUCH NOTICE TO YOU, YOU MAY DRAW DRAFTS ON US AT SIGHT FOR AN AMOUNT

                                  -CONTINUED-

T-222114-  -001-L1-01-

                                      -1-
                                        /s/ [Illegible]
                                        -------------------------------------
                                        Authorized Signature

                                [JPMORGAN LOGO]
JPMorganChase Bank                                 ISSUE DATE: FEBRUARY 13, 2002
Global Trade Services                                 L/C NO.: T-222114

          ADVISING BANK                             APPLICANT:
| *********** DIRECT ***********    |     |TERAYON COMMUNICATIONS SYSTEMS, INC.|
|                                   |     |2952 BUNKER HILL LANE               |
|                                   |     |SANTA CLARA, CA. 95054              |
|                                   |     |                                    |



|         BENEFICIARY               |     | AMOUNT: USD 6,000,000.00           |
|GENERAL ELECTRIC CAPITAL           |     | (SIX MILLION AND 00/100            |
|CORPORATION, A DELAWARE CORPORATION|     | UNITED STATES DOLLARS)             |
|44 OLD RIDGEBURY ROAD              |     |                                    |
|DANBURY, CONNECTICUT 06810/5105    |     |                                    |



NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN APPLICABLE EXPIRY DATE, ACCOMPANIED BY YOUR DATED STATEMENT AS STATED ABOVE.

THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY (BUT NOT IN PART) AND JPMORGAN CHASE BANK ONLY IS AUTHORIZED TO ACT AS THE TRANSFERRING BANK.

THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORMS MUST BE VERIFIED BY YOUR BANK.

IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE.

THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON WITH WHICH U.S. PERSONS ARE PROHIBITED FROM DOING BUSINESS UNDER U.S. FOREIGN ASSETS CONTROL REGULATIONS OR OTHER APPLICABLE U.S. LAWS AND REGULATIONS.

TRANSFER CHARGES ARE FOR THE ACCOUNT OF THE APPLICANT.

WE AGREE THAT WE SHALL HAVE NO DUTY OR RIGHT TO INQUIRE AS TO THE BASIS UPON WHICH GECC HAS DETERMINED TO PRESENT TO US ANY DRAFT UNDER THIS LETTER OF CREDIT.

THIS IRREVOCABLE LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION ICC NO. 500) AND, TO THE EXTENT NOT INCONSISTENT THEREWITH, THE UNIFORM COMMERCIAL CODE OF THE STATE OF NEW YORK.

ALL OF THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT ARE CONTAINED HEREIN AND SHALL NOT BE ALTERED EXCEPT BY REDUCTION IN THE AMOUNT DUE TO CORRESPONDING PAYMENTS IN LIKE AMOUNT IN COMPLIANCE WITH THE AFOREMENTIONED TERMS. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THERE ARE NO CONDITIONS TO THIS LETTER OF CREDIT.



T-222114-  -001-L1-01-

                                      -2-

                                        /s/ [Illegible]
                                        -------------------------------------
                                        Authorized Signature